Exhibit 99.1

! ##$%&%’()*+,-.%/0&%&(121.’(%-2))(’13’(%1.141&2(’55&01’%&))6’01-&%’).3.121.’(’52(’55&01’74*62(* %&340.1.&%6(’0%-2))1-&0&7&2(*%2)&’5%&340.1.&%.(2(*%121&%’0840.%9.31.’(%.( :-.3-%43-’55&06%’).3.121.’(’0%2)& :’4)97&4()2 :54)+ ;< =>?<<@ABCDDAD E&012.(%121& F&(1%.(3)49&9.(1-.%/0&%&(121.’(1-2120&(’1-.%1’0.32)5231%20&5’0 :209G)’’H.(I%121& F&(1%5’0J40J’%&%’51-&%25&-207’0J0’K.%.’(%4(9&01-& L(.1&9M121&%/0.K21&M&340.1.&%N.1.I21.’(O&5’0 FP31’5QRRS+T’0:209G UVWV$WX!V!!!$!!!Y!$!$!!!!!U!#$$!$U! &ZJ0&%%.’(%1-21J0&9.31’0.(9.321&54140&&K&(1%’010&(9%’01-2120&(’1%121& F&(1%’5-.%1’0.32) F211&0%+,-&%&5’0 :209G)’’H.(I%121& F&(1%.(3)49&674120&(’1). F.1&91’6%121& F&(1%7* [& :P F%1&092 F/-20 F2E’ FJ2(* [+\+ ] ^ !_V! ####‘%’5 F20H&1’JJ’014(.1*a&ZJ&3121.’(%2(91. F.(I0&)21&91’1-&%433&%%63’%12(91. F.(I’5J0’9431 9&K&)’J F&(1231.K.1.&%6.(3)49.(I1. F.(I’5.(.1.21.’(63’ FJ)&1.’(2(992120&29’41%5’03).(.32)10.2)%2(91-&J’1&(1.2)2JJ0’X#_Vb$c#c#$#$ cd#U#_Vb$c$$X)’#_Vb$c#W$c_VbY $Vc_Vb#deWX$$.9# $Y#_Vb (’1J0&9.31.’(%’523142)J&05’0 F2(3&+,-&%&5’0 :209G)’’H.(I%121& F&(1%20&J0’K.9&95’0.))4%1021.K&J40J’%&%’()*2(920&(’1.(1&(9&91’%&0K&2%2(9 F4%1(’17&0&).&9’(2%2I4202(1&&62(2%%402(3&62J0&9.31.’(6’029&5.(.1.K& %121& F&(1’55231’0J0’727.).1*+P3142)&K&(1%2(93.034 F%12(3&%20&9.55.34)1’0. FJ’%%.7)&1’J0&9.312(9 F2*9.55&050’ F2%%4 FJ1.’(%+ f2(*23142)&K&(1%2(93.034 F%12(3&%20&7&*’(91-&3’(10’)’51-&E’ FJ2(*+,-&%&5’0 :209G )’’H.(I%121& F&(1%20&%478&311’2(4 F7&0’50.%H%2(94(3&012.(1.&%6.(3)49.(I3-2(I&%.(9’ F&%1.32(95’0&.I(74%.(&%%6 F20H&#cUX# ] ^ b$ 32(9.921&2(91-&1.F.(I’5&ZJ&31&90&I4)21’0*2(974%.(&%% F.)&%1’(&%a :-&1-&01’J).(&6.(.1.2)’0J0&). F.(20*0&%4)1%50’ F2J201.34)203).(.32)10.2) :.))7&J0&9.31.K&’51-&5.(2)0&%4)1%’51-2110.2)2(9 :-&1-&00&%4)1%’5&20)*3).(.32) 10.2)% :.))7&.(9.321.K&’51-&0&%4)1%’5)21&03).(.32)10.2)%a27.).1*1’(&I’1.21&9&5.(.1.K&3’(1023142)2002(I& F&(1% :.1-J’1&(1.2)34%1’ F&0%a1-&. FJ231’53’ FJ&1.1.K&J0’943132(9.921&%a27.).1*1’’712.(%455.3.&(1%4JJ)*’5 F21&0.2)%a I)’72)&3’(’ F.32(9J’).1.32)3’(9.1.’(%6.(3)49.(I1-&O4%%.2G LH02.(&3’(5).3162(91-& :20.(g%02&)a1-&&55&31%’53’ FJ&1.1. ] ^ b#$$W$c#$$#WV_V hi_e^U ] ^ bW$$W$j$V$’5Vb$VV$VXX #$cU_Vb##d$c_VbW.).1*1’(&I’1.21&2(9&(1&0.(1’9&5.(.1.K&2I0&& F&(1%’(52K’027)&1&0 F%6.5212))a1-&. FJ231’53’ FJ&1.(I $_VbW$c$VGc_VbWVk$#c_VbWV$$#$ UW_Vb# leheh$iY_ #0’ F1. F&1’1. F&+ m#V#Ud ] ^ b$X$$$##V#1-&0&%4)1%. FJ).&97*1-&%&5’0 :209G)’’H.(I%121& F&(1%+,-&0& F2*7&299.1.’(2)0.%H%1-2120&J0&%&(1)* 4(H(’ :(7*1-&E’FJ2(*’01-21 [& :P F%1&092 F3400&(1)*7&).&K&%20&. FF21&0.2)1-213’4)92)%’324%&23142)0&%4)1%1’9.55&050’ F1-’%&3’(12.(&9.(1-&5’0 :209G)’’H.(I%121& F&(1%+g(299.1.’(65’0 :209G)’’H.(I%121& F&(1%0&5)&31 ] ^ bY###$$XX## k$n.(1-&.0&(1.0&1*7*0&5&0&(3&1’1-&3241.’(20*%121& F&(1%-&0&.(+ [& :P F%1&092 F2(1.3.J21&%1-21 $Wk$XX$_Vbe#G)’’H.(I%121& F&(1%%-’4)9(’17$ ] ^ b#V$Wk$ ’51-.%/0&%&(121.’(+P33’09.(I)*64(94&0&).2(3&%-’4)9(’17&J)23&94J’(1-&5’0 :209G)’’H.(I%121& F&(1%+ [&.1-&0 [& :P F%1&092 F(’02(*’5.1%255.).21&%4(9&012H&%2(*’7).I21.’(1’4J921&1-&%&5’0 :209G)’’H.(I%121& F&(1%6&Z3&J1 2%0&o4.0&97*)2 :+ p@DD E&012.(.(5’0 F21.’(3’(12.(&9.(1-.%/0&%&(121.’(0&)21&%1’’0.%72%&9’(1-.09GJ201*%149.&%6J47).321.’(%6%40K&*%2(9 [& :P bem#U$ /0&%&(121.’(.(K’)K&%2(4 F7&0’52%%4 FJ1.’(%2(9). F.121.’(%62(91-&0&32(7&(’I4202(1&&2%1’1-&2334023*’00&).27.).1*’5%43-2%%4 FJ1.’(%+T.(2))*6 :-.)& [& :P F%1&092 F7&).&K&%.1%.(1&0(2)0&%&203-.%0&).27)&6%43-0&%&203--2% (’17&&(K&0.5.&97*2(*.(9&J&(9&(1%’403&2(9 [& :P F%1&092 F32((’1I4202(1&&2(9 F2H&%(’0&J0&%&(121.’(’0 :2002(1*6&ZJ0&%%’0. FJ).&962%1’.1%2334023*2(93’ FJ)&1&(&%%+ q>@ ,-.%/0&%&(121.’(3’(12.(%1029& F20H%6%&0K.3& F20H%61029&(2 F&%62(93’J*0.I-1%’5 [& :P F%1&092 F2(9’1-&03’ FJ2(.&%6 :-.3-20&V#Xe$V#bUX F20H%61029&(2 F&’0J0’9431%.(1-.%/0&%&(121.’(.%(’1.(1&(9&91’62(99’&%(’1. FJ)*620&)21.’(%-.J :.1- [& :P F%1&092 F’02(&(9’0%& F&(1’0%J’(%’0%-.J7*’0’5 [& :P F%1&092 F+M’)&)*5’03’(K&(.&(3&61-&1029& F20H%6%&0K.3& F20H%2(91029&(2F&%0&5&00&91’.(1-.%/0&%&(121.’( F2*2JJ&20 :.1-1-&, f’0M f%* F7’)%6741%43-0&5&0&(3&%20&(’1.(1&(9&91’.(9.321&6.(2(* :2*61-21 [& :P F%1&092 F :.))(’12%%&0161’1-&54))&%1&Z1&(1J&0 F.11&94(9&0 2JJ).327)&)2 :61-&.00.I-1%’01-&0.I-1’51-&2JJ).327)&).3&(%’01’1-&%&1029& F20H%6%&0K.3& F20H%2(91029&(2 F&%+

b[#[! $cY4 YD#Y $deD> ! f#!gOg? ! #!! $%&’( )(’ *+%,-&.&/&01% /&+%/2 345 $$6&+%/+%789:7;&%&-+<+%,( )(’ *+%, 3P hgOg?\F’H-&/%’’%HQ:ijk( ,&’//+/&%&&3P hgOg?\k%++&H-&/+lmnopm qrstuvsmtwxyz{|} +&’ 3=4>?@6,’A&’ &B1%+. ~ $CC!#>DC EF:GH+%-+A+ *+-/%, ( )(’ *+%,A/<-1,-+<H-&/+&’/2 34 hgOg?\Q( 3? hgOg?\Q j) j 3?4 I&%( )(’ *+%,&/%-&.J5K I&%+% 3P hgOg5\Gj ):+)/F A+%&+% A+%&+% *+-L+ +AJA/<%-+,- 3gOg\HQ:ijk(Fi G +%%/+./&+%/ R!!f!!mvotvsustosqon 3G’&A+’+.&&+%MNOOC *+-A’+%&&+%MPOCOOO +/&/&%+&A/ 3QA1//%R@C!!> STU>VC STU>V!UWX # $! #D[!gOg4 \ V!!! $%+&’’.%&A’/A& &B&// &//1%% ! $! c! ¤! $ _‘a # $! ¡ bgCcYg[ VYZ[D !!#! \]^; +’’+% cYgƒ! @¡ bbeU¢ £⁄ ƒ!§! '“«‹›ﬁ‹ﬂ–†‡–«· @¡ bRT ¥R¢ c! ¶•‚„”»…‰• ¿`´ˆ˜¯•„•˘˙”»˜„¿˙˘¨ ˚ •`•˜¸»„¿´˝••˛»ˆˆ˜˙`”˛‚ˆ»ˇ—˝¶¶`ˆ¿`˝¸ˇ»ˆ˜ˇ»˜ˇ ¨ ˙˛˛˙•`”ˇ¸˘˛`”»˜´»„»`ˆ¿˛‚ˇ¨ ˙˛˛˙•``»˜¿„•”»»ˆˇ¯„•ˇ»”•`ˆ„´

E@ = F #$#% $& ’( () >;6$#6/:;4 -$;9 *G,, -%./& :;6?6!#4 !:$#46!#3 WO‘POYPSOP_ ]SORPQOZQNOSO\NST @ 01 EH A4%8B43C ! #$# E@ PYP ¡ /2&#34!5/4$%! 36/74#8 >;6$#6/36< !/$;9% $& ’( ()*DD -%./& 89:6;<8 &63#6; &6 -4$ ¢£⁄¥¢ƒ§ƒ§¤' :;6?6!#4 !:$#46!#3 1 “«SQ_‹ PYP QNOOSURQ\ZOSORQZ ! #$#% $& ’( () *+, -%./& E 4$%! 363:$#46!#3! ##;6$#6/ 74#83#$#4! ;((> IJJ KL MNOPQORSTUPVWSXONYZTR [RORQ\]PQPOYSORNQRQXT^_PSQ_L‘^Y_TPZa J Kbcdee ef ghijklmnopqrstupqrnvttmqwvrxmstyumqwvspmspz{p|{lopnpqr}~rysm vuvmuo~pqtorupsnpqrup vmzkilurwpsvn~uvrqrnpvtorupsnpqruzluvvwurpqvnqpmn pn hryqtp pqmnvxp mqpnstmiumv svpwvnomkmnm rnostrnvyryswmnmrqpmtomnvpn rnosmw rnos|qrsnrspqxpwsnmnvnqpmn pn

yz{|}~|. ,3z~z}|z~~2+ ,+-.z}2 U VWXYZY \[ ‘abacKL [ \ \dKe K\ KL!M’K! #$ ! ae[f g \[ daac !(’’ #$ &* %&’(M&’(N) #$%&’&’&’&() (i %&’((&’(M)$hedK\\ jk8k;lmk;n;o8k;pl + ,+-./00 + ,+-./]PP+ ,+-./OP tDuvw 1234+ 1234+ 1234+ xsutw Q^JQRJHIJ qBjrs;mk;n;o8k;pl suTw C5G_89:;<=<>C5GS89:;<=<>56 789:;<=<> ?@?ABC566 EFG>??@?ABCT6 EFG>??@?ABCDD EFG>?6uxD_w K\da Kdd$K‘\dea$\ \ KcKe\L aac[ dKa \ Ka aK$ \ca[K[K dKa \ Ka (d e$ g adKa \ Ka \ acd ‘ $L aac[ dKa \ Ka [ \\ $ $ \[ dLdac\\ K\da K\\&’&*&Kg gg $\dKa \ Ka\d ga[$a ‘ a\g$ a[$aK $dKe\ $ea\g(K&’(N \\Kd&’&*(&%*) ’&N&’* g a eaK\e$cKdKa \ Ka g dK\\g$ ‘ \b [ $Kdd$[ \ $‘ cd$K‘\dea\fK¡ &’&&(M%(’) ’&M¢NNi \\Kd&’&&((*’&¢’M$K(’((¢(#(&&’&¢’M

« „”»…‰… ~‹ ›‹ ¿”»…‰… rstuvuswxy ¿``…‰… ¿´»…‰… zu {stuvuswxy –†st‡u·¶• ˆ lqekoijk|qefekemhjh djkfongi} pefqlj e|migekqm ekgﬁefqiﬂ jghhjigmqmd n eqmniignojei dei|jgeigfgjki}~fqe l oe mkigqfgeqeinqekem ~fgghejq |fqfoj¡¢ £⁄¥ƒ§¤⁄''⁄¥“ ! #$%&!’(’)*+#,- .$)#!/0 . 10!2#)3#$#0! 4 ...0!*5&!’(’)*6 0()’)0)’7# .0!2#)!#$#0! 4,’)4+89::;<;$0(/<0!/’=>’$)$5?= .@#!>;!#$ !’A)’(B0)05CDEC-3F&!0 2#!GH9IJ’)#!0) !#!#7’#,$ >>#$)’(>4*A#! 4=#$)#!=# .’0A!#70=#( #K LMN ..’()4#OH07#!0>#KP##)0=GQ:Q:R 1#! 0/#)0=GQ:9SR 1 ()(#!#)0=GQ:9TI0(/L9TU ..’(VOSH07#!0>#KW .#XYP #=>0$#)0=GQ:9:RW 0==0!Y<0$)’==(#)0=GQ:9QR&!0>(’#)0=GQ:9QRW!0 #)0=GQ:99HTIZ ...$)0)’(Y’()=#!0()[QQ .. 0@7#JBJY<)0!>#)%;#! #()0>#KA0)’#()$’(#0 4 0)#>!*#$)’ .0)#/K! .&!’(’)*6 0()’)0)’7# .0!2#)!#$#0! 40(/)4#\A#! #()0>#$,#!#)4#(0AA=’#/))4##$)’ ..0)#/ZN ..)!#0)#/( .@#!0@7#GHNI]9 ..@!0(/#/A0)’#()$%Q:Q:O A!#$ !’A)’(/0)0K!3#A0)40R;!0= #()R0(/+#F=#)=^+#F=’X#),#!#A ==#/K! .)4#?= .@#!>;!#$ !’A)’(B0)0;!)0=)40)&!’(’)*$ @$ !’@#$)50$$ ..’(>9Q$ !’A)$^*#0!0(/U:_ .A=’0( #K!;<‘M$H@0$#/(;<‘M=’)#!0) !#I0(/SM_ .A=’0( #K!+#F^+#FH@0$#/($)0)’(=’)#!0) !#IA0)’#()7= .##$)’ .0)#$,#!#/#!’7#/K! .)4#A!#$ !’A)’(/0)00(/#F)!0A=0)#/))4#VOSGHSIW0@0;R#)G0=GR-$$ ’0)’(?#),##(- 4’#7#/J,YB#($’)*J’AA!)#’(<4=#$)#!=J#7#=$0(/ J(>Y&#! .<0!/’70$ =0!0(/0K#)*a ) ..#$%-(-(0=*$’$KbaO3CV3YaJVG<’! =0)’(GQ:QTb#@9TG/’%9:G99c9^<C3<OJ-&Ca+-P-G9QQG:cTTMMG defghijklhmnifkoi n nfgjejkjoekeqfgeﬁ ‚ﬂ

! #$ %& ’()* +,’ - #.!/ )) #012#23.$ 4, 23.%$)’!.$%.(.&2%) 56 42#7 )$#’ -)* fg X ‘abcde mnmhb Z Y oa W X p ‘abcde W X YZ [\fg Xhijk l] ]^_ eZq\ZZ [ rsts‘uvwwpZkjxxywz{{|}~]]ij~ l]_w|v_ Yqsts‘uv]]~]}k 9:;<=>?9@ ABC:D@E>FGHCIFHFHC<:;JCK=H:L><MNMO8 P:H>?QQRSGTBTIG:U><TDJH<>FH A>DHV

ijkijk ivkiukirkiqk e efgh elmnop gh stlmnop w xwyz{z|}|w xwyz{z|}| yyyw xwyz{z|}|~ yz{z|}|yz{z|}| mg ~xx x em |~~~~}~ ~}~ zz¡{z¢zzz z z¢{y z z d} £|} £ } £d} £}~} £} £ |} £ƒ⁄} £§ ¤} £ ¢⁄} £¥ ' g ¤ ¤ ¤ ¤ ¤ d“«z{‹} ›z{ § ¤{“£ﬂ n– §z«y{‹£{§z«“zﬂ¢ ﬁz{y ﬁz{y ﬁz{y ›z£z¢¡{{z{¢y{“zzy{z¢zy{z¢ † {z¢{ﬂ ik‡z ¤~}|}|~~} ! # $%& ’$$’() *) + (# $’,,# $’- .*$)/+(+01-2$3) +23+ .$4’/55 )5) . 6* -$/(+07%/- )$*/% ..($(’89 / ./% - .%:$3(;</## 7)$3=>?@A#$& (% ($**)& ’%4$(4) ;23$)4$2#)/408B +/ .$ ’’$ +0 ?2)- +!CD=EF /$$%3 G0) 5 )+HI$;( :> $301 .J>$)’/3KLLK0MNM,> . $+2) ’(342+/(;O)/ ’ <$3’PD=E 63 3H+2’4K0) 5 )+HI3’% );:1 $30J1 Q1KLRAHSKKTRUV!RGUL,RGUU0MNM,> . $+2) ’2+/(;O)/ ’ <$3’$(’’/) -$++$45)MNM,>WXL .;Y’M0ZD d .23/*3 +2’/ +![3 .:N $308(;3J Q ’KLR\H@ ) /$] +:N $301 .^ $)JKLRX0H_$4:@08(;3J Q ’KLKL0‘D[$33$(4( :> $30J1>>KLKSHURTRaVbD? +3/’ RK$(’KLcD Q@LaRa<$+%+ )& ’#$& $’& )+ & (+- .*$)$%3 *%/(=#$+ K%)/$3+

rss B; <;./=>?6230960 784/4H5 =20@3T@=::3646UP.Stu39v=624H5=1 ../0112/34560 784/31090:;<;./=>?6230946/011>3::=/=92488/046@=1A39 BC ´946=2/483HFJ46=2/483H<456=2/483HFG=23 73H= L=M5=205D=842@4P/45?=92;=IJ30 K E E E EK E E EK E $ ª$%Æ$+$)-$-)$%*,)Æ’*$’- ! #$%&’()*+,’- ˇ¯—¯˘¯˝˚ ¯˝˘¯ ˝˘˝¯¸˘ ˆ˜¯˘˙ ¨˙¯˙˚¸¯¯˝˙˛ N@=2/3451/=8/=1=92=> O=/=1=5=62=>>?=202@=3/1@4/=>:=42?/=12@42/=:5=622@=P@41=Q0H36=2/483H12?>3=1RS=5=6239T2/3451 O32@1@4/=>:=42?/=14550 O1:0/4802=923455U 70/=466?/42=60 784/31090:2@=; <;.50 O=/39T/=1?521V O32@:4620/1H=39T60913>=/=>1?6@41W 4CXYZ[Y \[X]^_[[]‘[[^abcd[YeHCX[[XYX[YfgbhYgbhij[X[[_^X E]]XY[Y E^ kZ k‘^6C \XYe[^[^ \ E^]XX[[[Z[Y_al‘YXXY^[Ym^ \^nY[^Y \[Y[ \al \Y[^f[ EXY[[[Y \_o Ep^‘e[^]m^ \^Y[ E[^n[Z[^[Y ZY E[X E[XY^^[ZYY[Y[q wxyz{|}z~xzy~~~y~xxyzzzy}z~yx}z~x~xy~zy ~zxzzy~yx xz{~yx{zz¡x¢ ~£⁄zy~w¥ƒ§ ¤z'}xz£zy~“}~ ~zy~«zƒ ¤zy~~~xz}z~z~~yzy⁄«⁄ z~zƒzy~~~ ‹zz¢~›zﬁxxy}zy~~yx⁄«⁄ z~zxƒ‹zz¢~~xyzﬂzzyyxzxxy~yy}z~xzzy¢y}–«†“‡·zy~y~zzzyxﬁ~ƒz£zy~§~x⁄«⁄ z~z xƒ‹zz¢~“‡wzzyxyzzyxﬁxzƒ£zy~§ ¤¶•‚{•••⁄«⁄ z~zƒ‹zz¢~~zy~~x⁄«⁄„ ƒ”⁄»«¥…|¥yzzyx¡x £«zy~w¥ƒ§ ¤zxd z}z~z~~yzy‰“‡“~zyyzzyxzz~¿z£«zy~z~y§`“‡⁄zﬂxy…zzyx…~£w¥ƒ§ ¤z

#$%&’()&*+$,&%-.*/0*122*%*2$1$%-&3-&0&1%)&*24%$4)&*25$ 63*-.0$10785%9*/-&09/%0 6*:2.;;&-;-$ 6&<3&5%*%.$107 ! =$9-5&0’>?@*-%&-&%*/7#AB C7DEEFGH?=5)I*-%J&%*/7#AB C7DEKDGL?M.15$;;&%*/7#AB C7DEKFN?@$I 6*1&%*/7#AB C7DEKFO?P$ 63*1:Q*%*

INK IJKIMKIPKIQK LO R LRSTUVWXWXWZ[W YUW [\W[VW]\W^VW_XW L]V ‘a ]VV ‘a VV ‘a VV ‘a V ‘a bTcdefg fg fg fg Ocdefg fg fg fg RIK hijkjg lj ijkjg lj UVYU\WUVYU\WZXY\XW Ob hVWfgjd\W^WU\ WY[\W m noomLpo qrss tur fvwxyz{Y |t w} |ux~v}}xsxvwxxxvsxvrs \V]X\^XUV_U[VZZ__VVVddd bR LRSIKX_XX]Z^]V\ddd R LRSTIKUVf~ U\wy n hST^ ‘g [ ‘g U] ‘g Z_ ‘g ZU ‘gddd TIKU\VZVV_wy ~gg{{g lYiiveddd{g l |zadgfgs ysY}djd ‘gz{djdzed{jdzjs yswy V^Zdigj ! #$%!&’!())!!)($*$’( !)++ !), -*!$%’(’./,0!&$’0&’ -!1)%22$2$ -3*,!%(’. 40$,’567!$$!&.89 :.;<<=>?64, @!$A!&.89 :.;<B;>C6D%(,22!&.89 :.;<B=E67@ -!(!&.89 :.;<B=F6G -*!(1H!!

345 6$7898:;&)<)=+.>)?1@2 #$ %&’()*+,-./01+*2 HEEA EB ! HEaA ! aABHCD ! ! 645 6 b IJIK LMNKOPQRPSTUVQWT MU[RZPJ \T] ^J]TZSG XYZTWQIT _JIK LMNKOWJ \TUQIR‘ %4 A B EF B AB EFB 0>c? 0>c? G !fde ff ! CD ! 45 hlm{ki~jli~ljjhoholk~k~ki~h ghijklmnolpqgrsnt utvvwxyzy{|}h~~hjljhiy~ ulrm ghijklmkoh~~gjko ul~ll~ ulm }oh~lljh~njl lnj~}h~~hjh|klrm u{}yk~ilkjhki~jlohkj~jkhjhlhl~lklkhjhjjlki~jhi~ }hhlh u{}yk~ilo~ljlkhjhjlohkj~jkhhjkhjhjjlki~jh

P Q) *+) *+, #$%%&#’( ! RSTUVWXWYRSZTUVWXWYRS[\UVWXWYRS[\UVWXWYRS[ RSUVWXWYRS]UVWXWY ^V_‘Xabc ^VXa -./01234. 56789:7;7<.0.=>12;076>=?@ 5A 5.8.;B20769CD..E2::7;7>81E/:2FGHIJDCKL-MCKL-MNC78:O7678DB7F2N:7;7F2;F

ˇ0/i0$i$j/ 0i/Æ 0 .$ #/jj$ªfj!# ff fffff%ffffff k=Q=k=Q=k=Q=k=Q=k=Q= ! #$%&’ () *+),-./ 0 12324 567689:4;˚¸´˙¨ < =>? =6@A8BCDE1 D1FGHII JKLMNO ﬁ–ﬁ 7PQRSTQU ƒ⁄ ‹‹ ˚¸¸`˙¨ ! #$%&’ ((VW, X-./ 0 12324 567689:4; < =>? =E1 D1FGHYZ JKLMNO[\]I^_ (g/$. i/g § ˇj!$. i— ˙˚ˆ˘¸¿ ƒ⁄ ! #$%‘a (- ’ba)cW-./ 0 . ‹‹ <A8BC D6@ =>?=E1 D1FGHII JKLMNO <62~>9@32keU 7PdReeeU ˙¨˝˛ ! #$fgh i j-./ 0 <1 D1FGHYZ JKLMNO7PkeeU ﬁﬂ– ! #$fg’ (lbf-./ 0 b$/ /g$n *‘ ˚¸ˆ˝˙¨˝˛«‹‹⁄‹ <1 D1FGHYZ JKLMNO[\mm^_ﬁ–ﬁ . ƒ⁄ <62~>9@32ke >>92 2>keU¿`´ˆ ˜¯´˘˙¨‹‹ ! #$%n *‘-./ 0 ¡¢£⁄¥ƒ <1 D1FGHYZ JKLMNO7PoeeU §¤'“⁄¥ƒ vwxqty zt{|s ¡¢›⁄¥ƒ . pqrsturvwxqty zt{|s †‡·¶• ‚¶„”»…‰ <3@63@2>9@; */#$ #$-./ 0 46>6@ :9267 <A36}o~@@2>@E7PkekSU 27~6@36@92762~>9@32U ƒƒ⁄⁄¥¢ƒ¢ƒ››Ł››Ø ko >:@6F B@426~:@ >962~

! # #$ %& %’ ( lkirtz||¡z¢|¢}£| )* +, *-./+0+123340526 781240980:;46 <* = >621+628;?@13A>B20238B C+1 D46E9 ⁄¥ #$ƒ§¥¥’ yz{|}~ 80:;46F2 740G644 7+3621+628 )c$ƒ¤¥¥’ )HI J45K812+01L40 *F )% &% ghijklmnoihp qrstuvwx )'“«‹›ﬁﬂ )I JF18120M014B+6801 )–† )F18-B+B2K2:B4 D+620/1A+68K2+L D21A80 yz{|}~ ddBB8833++--4400IIII '‡· ¶•‚„ NONPQRSTUVNWXVYZ[\RR STUVN ab _H )>]:2L+8L+^_ 7401AL f14f_IHI_ I”_ )* 4,* )‘0340164BB+:A.K+61+0L240 +B2/2-2B21. c # e8-L9de8-L9d e8-L9d e8-L9dz e8-L9d e8-L9d F85+1.F85+1. F85+1. )d+63+013A80/+564 7-8L+B20+20e?ef>F85+1. F85+1.F85+1. F85+1. 34 7K86+:141A+KB83+-4/64@K ⁄ §

! # ! $ %& %’() * +,-.,/,012340.56 7898:;,1<=5..3234>?2021@,0/ABBA C0D ¡¢£⁄¥ƒ¥¢§¥¤ƒ¤'¥¥ E+,-.,/,012340.56 7898:FGHH IJKLMNGOPQ IIRSKMTURVOWW 74XY8>Z[\ 77ABX8@ ]^3A3:+98:FG_H IJKLMNG‘P‘ IIRSKMTUR Zab 74XY8>Zc[ 77ABX8@ C21d,1B.,01c520e.3d,3=.50 ]^ E+,-.,/,012340.56 7898:FGOWW IJKLMNG‘Pf IIRSKMT ghiRi: “« !‹›“ﬁ««ﬂ +98:FGOjW IJKLMNGjPQ IIRSKMTP Ev,12.310>3cqbb@ ^20e.3d,3=.50D Ek4.A/lbm.,50n E+.{ +,3YA5k<;?9 E^.=.31 op>la,3YZcq 7r52A51A^,3YA 72s,12A3@n EGO_–†‡· Etmr.cY2,u.1.0 7.BB2160n E,0.B23.8 98:;D 74XY8 E;655.31=24,5.11.0 7Ae234n vB,=.uA>3\bb@ Ed0;^vG‘PW IJKMw Etxlyb 74XY8>l[z 77ABX8@n E8r>,@lab 74XY8>lzb3 7ABX8@n E+98:;Zqb 74XY8>Z[b 77ABX8@n c )aq yz\ } E;?Y20.,0.Za 7A31d0 :c\1A:ab\qczbay¶ab \b E+A{+ E|3=A315ABB.Ydmr.51.302A3 .B242u2B21m 8,u0v8,u0v 8,u0v8,u0v ~ ! 8,u0v <,/.1m<,/.1m <,/.1m<,/.1m <,/.1m E=d,34./5A 781A 9, m\q238 98:;/A5Au2=.15,r2u -0rB,=.uA AA .3YrA231.mc.3YrA231

CB----- ?- ¡¢£££ 8+9:);’(<=> ⁄¥ƒ§¤'“«‹›ﬁﬂ–†‡'·‡¤“ †¶' †ƒƒ• ! #$%?@ ‡“ƒ·‚†‡·„¤‡†‡'¤ ”'‡»‚'¤…·»†¥·‚¤†„ &’() AB>C ‰ ‰ﬁ¿ `´„ƒ *++,--,D ˆ'' §˜“ƒƒ“ ”§–¯˘•·†‚¤./00 123 4% 5!6!7%5 h˙–“'‡ ˆ‹ﬁ¨ --˚–“'‡ ˆ‹ﬁ¨ ?DD? E !% F 1 5$ 4G/G%! HIIJKJLHMJ A hi++ -D- &’() ﬁ“¸·‚¤'““˜–‚·„'†·‡·¤‡“„'†·‡·¤-N *++-N? ‹¥ƒ·¸·ƒ¤'„'†·‡·¤–†‡'·‡¤ h@ hj-? HOIPQ7%5! 5FR5$ !6$ S!5$S!5$!T $% 6 $S ! LJPJHK4 2U5 1F44SR75$%5 2 D AB>C? 4%5!!T R65! VWXYWZ[Z\]&;^_‘X9:=<=)_WXYW ?-D- <aXY’bc=aX‘=)_a=c=d< efg ˝†‡'·‡¤“˝ﬁ›˛¢ ˝†‡'·‡¤“ˇ‰˝ ˝†‡'·‡¤“›ˇ‰—¯ + hh DD-- D-+ K7k%lU4S! 2mnQKUopqrqstuvqpwxyxrupsvz{|}xq ~xor -i F!5 +? @-

# # ; $%*+-./0/1232456/ 7689:$ ! & !’ ’ ()’ , &< ( ? # # #?#\ >< ( ! ’ ()’ *’ !(% ]< ( %=’>= * \ @ABCDEFAGCHBIAJKLFCKMNGCHBBAIJOCFCJBPI QIBLBIAJKRSHBMLPFCKMPBK QLTUIVVCFVFA QCWXCHBLBIAJKRYOCBI QIJZAVFCZMPLBAFTKMN QIKKIAJKIKKMNGCHBBALUUIBIAJLPUIKHMKKIAJK[IBOFCZMPLBAFKR

! #$% $%L !677#!7#! # =’’( ABC RRNS( C6 BC6 PPNQ( C6 B T67 $% ABC DUU GHIJK $% M&NO( 7# $% DEF GHIJK =PNQ( 890:/;)<;3=’<;3=’>890:/;)<;3=’<;3=’>890:/;)<;3=’<;3=’> ?@/=’?@/=’?@/=’ VWXYZ[\]^__^‘ab‘[c de[a^_fgfWhc_i‘iZ^_jikilW_Wmbnonp &’ ()*)+,-./0- 1/+-20-3/+-40--0.5/-

/0 ! #!$% &% ’()*$ $ + ,-. + ,-.0 123456789 :9;<7=<5858>;?=<5=@7=@939=@9=> :5;A9;?BCDE;78A5=@5=9FG7>7=<=9HCDE@;I<>5;<9> + ,-.0 + ,-. Q RSM RSP RSP RPxyzP PP J PP KP KP KPKP KLP KLP KLJ KJP KJP KJP KJN KMP KMP KMN KOP KOP TUVWXYZ[\]^X_U‘‘aTbcYde‘\]ed fYghihhjhkZ[lmhn[lmk\h\oe‘‘epdqpYr fcYde‘\b\Usr‘^p^Xe‘t^u^gU‘Uvqhihw

:;<;=;;>? @;ABCDEFG HIJK :JLM ij?>;>kLl ! #$%&’ (&)$%*+#,)& -. (&) /01% l m<;:;no :;noL=no q r p> 7s 97s rq97s 9 i 7 tu97 tu97 tu 9 rrq Ll 7s rr97 s r97 sq9 i 7 tu97 tu97 tu 9 Fv G 7sq97rs97rsq9 p> i 7 tu97 tu97 tu 9 FvG qq r p> BCDEF 7 sqq97s 9 Jxy FI7s9 < woDooonwoDooon m? NOPQRSTUVWWVXYZXS[ \]SYVW^_^O‘[WaXaRVWbacadOWOeZfgfh 2$3#4.%5+’ -&#6% )4%7 -%8)#49

% &’()* +,-. /01.23-456,7689:8-;:<3-=8>9, ?@3A8BC-8D 03EFGH +,-. /01.2D ?=I41HJ,-.;983; ?8-;6,6KB3;C,-56,7D ?=I41HJ,-.;983; ?8-;6,6KB3;C,- LMNOPQRSTUUTVWXVQY Z[QWTU\]\M^YU_V_PTU‘_a_bMUMcXdedf ! #$ ! #$

4 5!4! 6!4!5 ! 5 # 9: ;<==>?@A?BCBD<EFGH=?A<E? ;IE?=GJ?=KFIL?FE<DD?> G@<EF?EG<=M<==FN<@=<EO?EPAGQ?>BCBD<EFGH=?A 9RGONBCBPS=?T?=AFKDGH<==KAGO@GUKFN<F<D<FG?@FN<A< # $ NGON?EDEIDIEFGI@IUA ;<==>?@A?BCBD<EFGH=?ATAV %&%’(’)*+(%’+, -(+..(/.01023 =<EO?EPAGQ?>BCBD<EFGH=?A vw v # $ %&%’(’)*+(%’+, -(+.xy -01023 WXWYZ[\]^\_‘a_b c]^_d\[ef[g[hdfcij ^_cc_‘k‘_b[hc]‘]g lm‘[\ncodfWXWYl pa_fco]qeodiiWXWkd‘c[hi_\h]fcd[f]fijzB<EO?EPAGQ?>BCB ]f_rk]sk‘]c_[ft\ udiib_f\_WXW kd‘c[hi_\oda_di_\\ ud\\[a_rk]sk‘]c_[f z: ;<==>?@A?BCB {|}~~||~ 78 !

! #$!%&’#%!!%%$($! )$((* +*,$&%#(-.&! ! ,$%!% 234 $.$(!(/$%* +*01%,% )$(,$&$ )%& 1$%!%%$8! % .9:# ). 7%$(* +*01 )$((* +*01 .&/%$#/,% )$(* +*01,& ( *,,&%! &$#%!$%!3,($#. .9 .;: * +*012! )(9*43<3=>?@A9B<< )$((* +*01 C3C=ACB=?9?C=A 2! )(9*4 * +*:2! )4<=D3=<93=< C=3a &’#%! ^_‘ E F&$% ,% )$( [\] * +*01 GHIHJKL6MHIHJN@BA 2! )(9*4 @A=?a )$((* +*0 GI5OPJQMI5ON?DC 12! )(9*4 &’#%! * +*: RSTUVWXYZ<=A 2! )4 bcdefghijklmnnmopqogr stgpmnkukcvrnwowfmnxwywzcnc{q|}|~t|kxwycemfpwco syemfpwpwcogedwzgnwogh 56

! 34 cfafcfaf 0$12! fdi‘kafd hk c 5 Y 120X Y\9@ $ BIED Y\ Y =M=NEOENB Y\[\ JPD?QEDRD@A Y [ Y YZ ;CETUDE?H@I YZ HI?@HI?EB?HIEB OHFV0W;$1C2 S YZ#[\ ] Y\[\ ] Y[] qvvnop nsv nnqrs tp tqru nvv sors 2620$ 7$82 utrv9:;<=< sv >?@AB;CDEFGB@DA?H@I v JD@ KHI?EB?HIEBL=M= %&’()*+&,-) wxyz {|}yz {|}~wxznvz~ NEOENBJPD?QEDRD@A ,& .-/() y¡w}¢¢}£⁄¥£ƒ §¤⁄}¢r'r“ƒ¢z£z}¢xz«z‹¢›¥qvqu ﬁ⁄¡ﬂ}¢¢}⁄z£–z£¢‹‹z£⁄›}«–«–£⁄⁄ƒ {«}£¥†–¥«⁄⁄z}¢}¢¢}⁄z£}–– {z£›£«}⁄z£⁄‡}–⁄}⁄‹‡z⁄}‹›z£‹«£‹£⁄¢¥r # ]^_‘abcdef gh‘icjkack_ ]^_‘abcdef g h‘icjkacl gc‘am h‘^befa_ce‘

HIHI F G MHNOP GQI H JKLIH JKLPRI STUTH VI WXYXZ[\]\^_ ‘abcdefgh‘acddfgh WXYXZ[ij_^\jk ldc‘gfdhlgc‘dfeh WXYXZ[Zjmjij dcfhcfah STnUT oWXpYXZ[\]\^_ bcfbhlc‘fah WXpYXZ[ij_^\jk qq rj^\sZ qq t uv G WXYXZ_j^kwxy\]kwZz]x\wx{^\w]x ‘acdfbh‘aclfh ]|Z\{k}ki{y ! ! #! $%%&#&’($)*+,*-&(’# !’.&/ #!$0&.%’- $! 1-2# ’&(# 3456789 1:$! 1;$(%’( &(# 40<$=789 1:$! 1>(’( ! /’(-&% ! %#’. ! )$# %#’-#?%@%!?:8 <A= B’ 10$!$#’!:!’?0&(/)?% %0$#& (#-! / &C&(:0)$/ .’$(%(’(D’.&/ #!$0&. 1’(’# !$0@8 <7= 0’’) %’.&/ #!$0&.:!’?0&(/)?% -0$#& (#-#! $# % &#’.&/ #!$0&.$-$ 1’(’# !$0@$(%&(/’ 1.&($#&’( &#$#’!C$-#$#&(;!’-?C$-#$#&($(% E #& 1&. 8

! #$$%&’%()*(+ ,-./+ ,-./01234/ ,5. 6/!0 778 9:$;#!%)< !# $=! !$#$% !$% ( %%*)$$;) >#%!)$/!’)%<$; )%;%) 3221 ?3 60./%))*($’% @$=!&!8AB!A9 C= !)$!$#$% ( %%!$% *)$$;)! @$$$% @’$=!&!)$!$);*%$$; /! !)$$!$);$%; /()(%!! %$)%! {$% -#$% BB 4 (% ,()*(8 = ,()*(x9 = :: 4 (% ,()*(8 = ,()*(x9 = xx 99 x x : : B B >2Byzx>2Byzx 4 (%|6}7x9x8~4 (%|6}7x9x8~ ,(8 =|6}x:8x:Bx:9: ,(8 =|6}x:8x:Bx:9: ,(x9 =|6}B9:~x88x ,(x9 =|6}B9:~x88x DEFGHIJKLMGHFNOPMEQRSRTUTVVKIWXVYIWZ[T\SXWK]^MHIPGO_M^‘EaIGJ‘b‘cLMQdOPMIQPJeOfMQghMgijQPIQJMPkDPOPMQJKlIJFNPJmGE nlEJILNMQMHONeGMONo plI_GIJIQPJ_EENIqqOPOrGE nPiIl]Dsteu‘jdOQq]LsvwHNMQMHONPGMONJo 2-! C =’!=<$A($ ! 2-! C =’!=<$A($ !

;=U “#,#&*# #)«%)%&&$*($QR‹0* ›#$#T# #&(#T ›*)«% ’*SNO*T#T.(OS(-ﬁﬂ *-$#%S#/$%)«#$)«%-ﬂT#$#%S#5%S)«#$* ’%$+ M(P.($Q–ﬂ$*S$#TO)*(-† q ==KW nUo &#%T*-N)(*-%$($*%)#( ’(O-TS#&#)*(-($*-%$($*%)#Q– !‹T#S*N- :;?> ?;; <o ;77K rs7> ?; : @IFFBFGHCD‘BpbGIFEJ > ?>K> V :W :U v :> ?>K> V :W ?> ;Y ?7 8 8K ?;W : > ?>K 8s [haGHjFaAFHGjFGalAIF ¡¢£⁄ X ?< :Y;> :> ?>Z )$(-NS%.#)+ 9>?>K 8 :; <== :> ?< : ! #$%&& ’($)%&*)+,#-#.*)/012345$(.*&# ;Y 67 8@ABCDEDFGHIJ %$(SS 8K 9æhaGHjFaAFHGjFGalAIF %)*#-)S ¥ƒƒ§ 99 >>U L 99 >>U <:>K tWt : ;77 9>?>K 8 /[\]DFGHI^_‘abc\dDFGHeACCA_fgJ > t>U :?=;; < ;Y M#%-*-N.O& MPQR,#-#.*) 8K (,S#$ #TK777 7 <9<> :>?LuU >?>8 æhaGHjFaAFHGjFGalAIF 7 @ch ijklmJ t>=K>= ¤£' xs xL >?>K> V :Wx>7@[DHIJ x=}~ ? yz{{7v u w;? : t;v x:7 7 @]J x t>?>@]hh ijklmJ x :| xw>?>K> V :W7 so7 ;? :=? t;v pmlFI‘jBFgFaFlaA 7K| aHGBICGaF‘BaA]EhFBFe‘a aGHjFaAFHGjF ‡·¶•‚„¶”»·…¶‰”¿”`´´””´·`·‰¶ˆ‰¶¶`„¶”´˜·˜„¶”´¯· ˘ˆ”‰·`˙¨»¯¶‰”ˆ»„”`·»¶¶`”ˆˆ‰·…¶´·‰ ˘”‰˚¶`¸»”`‰¶¸˝¿”·‰”˝„·‰˙ ˛ˇ—¶ˆ‰¶¶`¶ ˘”¶´”…¶‰”¸¶»”¶¿`¶·»¶¶`‰·¿¿¶´`·¶`‰¯‰¶‰”˙ ·˝‰¯¶•ˇ˙”‰¶‰¶”¿˙‡`¸¿ ¶´•ˇÆ˜ˇ˙¯„”‰ª¶”¿˙‡`¸¿ ¶´ˇ•Æ˜ÆÆ˙`¯·¶”¿˙‡`¸¿ ¶´ˇ•ˇÆ˜ˇÆŁŁ˙‚„¶ØŒ‚º º·¿¿”»·‰”…¶‰·˝ˆ˙‡`¸¿ ¶´ˇ•ˇˇ˜ˇ˙””·`¿¶

5&/01%( )(’9: 1! %0; <;< tu ! *v wxyz{| ! } #! $% &’( )(’’~’ } } 4567 *+! 1$%0&8% * *++ ’ ’ tt<< (( )( #% } 4567 &8%0&/! *+ %.y| ! 1! %0%! / %. 9u w(+ 76/ 4 5%. %8 /!-.% +) w 0%.6 }% !-!//0 ( ,-. &/01% *+ 232! 1$%0 u) /%0 !- )w ) 4567&8% *+; ?@ABCDEFG HDBICJKLDJBMGEE@CIJMI@KNOPON QJR@CSIKICNTS@UJSLDJSMVDEMI HJMDEWXYZFPDJMVEUROJAEDNG[DN?D\NURO@AKMBRJK]UR^D[I@NWXXX_WXYZNTDKD‘JN aLbcWXYde fJKCDMWXXgchZZFYWZi_idc?IS‘DB HJK QTNDMJSejG QGWXYZcWiFYWdk_YWkielm?n^Oobp]DqICMI@KUJED]@KGOOWXWhqBDEDKMJMI@KN]BJrKJEJqqB@\I HJMI@KM@D\IEMIK[ HDMJ_BD[BDEEI@KsI[ABDe =>

[\]^\_‘ abcbdefdgbhijdklbhbkdc\^mncklgbdohc pc^\d\qhj^fkbr]jsdbtfekcj_hmhljnhb]\d\kcj_^\kbdkl\_uob\dhmnlcel chklb]jc_kc_kc pbkl\krvvwxwyrzwhkj]]bt {| }| {|}~ }| #$%&’()%’*+%,-’.%/ 0)%1’**/2)21’34.+/3,56-/2-/37 89:;<=>7?6)(4’*/3’4)(,-’2+ 0.+(/,’+*4’),-*%+ 02)%4/+&)(2$@)%4/(’)(’5) 0)A+%2+%+3)%1’&’3,B3+3*),)@ 01+2)%4/)@/3*)%2,/+354+2$ 0’3,’4$3(,)C@’)3D/3)%’E$/%/3D-+(./,)@)4 0/((/+35 +%2+%+3)%1%’&)(2$@)%/F),/+3+22$%%/3D),@’)(,GH4)1()*,’%%)34+ 0/F),/+3I5+%3+3*),)@(,%+J’5/3K##=L=:K?=)(,-’2+ 0.+(/,’+*4’),-*%+ 02)%4/+&)(2$@)%2)$(’(5 01+2)%4/)@/3*)%2,/+35(,%+J’52+%+3)%1%’&)(2$@)%/F),/+35+%-+(./,)@/F),/+3*+% $3(,)C@’)3D/3)5)34/3:=<=KL)(,-’2+ 0.+(/,’+*2+%+3)%14’),-5 01+2)%4/)@/3*)%2,/+35+%2+%+3)%1%’&)(2$@)%/F),/+3M ! #)33+3#95’,)@MN=3D@O 8’4PHQRSGTPUPGVT>PGWTML/32+**K 85’,)@MN=3D@O 8’4PHQTSGTXUQWGG>QWYPMZ+6 0)3L5’,)@MN=3D@O 8’4PHQTSGTTUQPQT>QPPTM

345 6 #$#%’(070,-./01+*2 ! #$%&’()*+,-./01+*2 ;; YZ BM:9= <[:<= AXX CD E NOPQHRD EIS TDSIHUA FGHIJKLIC NCVJD EIOKLQW> \: 89 : 89: ?: ]/)1 ]/)1 ? : A_^X __ ;<= >> bgh|kngpsovhepoge cstqfiihvivb crtdbgrhgfnsonsonposgfbmz ‘ab cdbefghebi jkalfmnopqhqfmgrfesmsotefeuhvhnbvbmsvtqhsgrw ctbnsvqfsofmisvngfbmbvnbvbmsvt {bpvnh|arboheghvbo}vhsg chmg}vfsofegeaboosbvsgfbmzsmnhgz|afvnposgfbmz|hh| vhxsenposvfysgfbmz fnhgvsdfbuhveafmsgfhmge}sfm~frmghmefgt{gsgfmez {bpvnh|}rh~{} jllkaboosbvsgfxhvbpdzlmo jhq| hdvhehmgehegf csghqsxhvshsehofmhgbhhmvboohqwmbghmgvtnvfghvfsz@@ arboheghvbo}vhsg chmg}vfsofegeaboosbvsgfbmzsmnhgz|z ‘‘ jkalfmnopqhensvqfbxsenposvqhsgrw ctbnsvqfsofmisvngfbmwegvbhsmqmbmhohngfxhnbvbmsvtvhxsenposvfysgfbmfmsqpogez

I J abcdceabcdce ^0E ^0G L H0_ H0‘ H0H K K I J afcdccij l mnnn afcdcgh ^HH G0 pp ofcdeqjroftcdicip MNO _H G0H afcdcgeafcdcjse G EH ^0 L ‘H L ^0H MNO^ XY H0 ^H HHH HGH‘HEH_H^HHHGH‘HEH_H^HH MNOX JY MNOX JY Z# $+P$’ Q,-$ $=’(5$8H [9(5=(#/,$# B5(,(;$( ?D/( ?$5, P+$ ;$=P$, Q$$5 R*A M P+$ ;$=P$, Q$$5 +# $/5= ST:U!/5,(6(#/,( 5(52417/5= R*A+# $/5=: T:U!/5,(6(#/,( 52417 Z4;/#$, /D(P-/+5 P+$ ;$=$66$#, 5( ?D/( ?$5,(5V77,B V77W2417$)D $++(5B6$ ?/’$ ?(#$/5=V77W2417$)D $++(5B6$ ?/’$ ?(#$ Z4;/#$, /D(P P+$ ;$=, (5-(P(, ?$ ? 3( ?D/( ?$5,(52417,B\V77W2417,B ! #$%&$’() *$+,$ $(#-.$,/’0.1-$2- ’$+,$ 3’4+,$ 1 /5+6$ 7 ,$(5824179 /(+$+2- ’$+,$ ’:$;$’+(5,-$< /(5/5=/66$#,+7 $+$5(’(5> ?$=(/,$= @$5$A$B!’/,( 5.C ! 5/’ 6 :(D(=A$+$/ #-.; ’0E.5 0F.GHGG0 Mk K X JY ] mnXunY nnXunY

! >?@ABCDEFGHIGJKLJIMFLMH NHIGJI? OPQRFLHDGHSFLT% U)%VWXVYVYVV&ZZ%’W)[\]^)_)WY([XWX >‘ab cd%e^)_%W]Z) UX]\)XVV%(YXW)[ fYWTg% f)’‘abcX(WYhYW]iX(%’’)VZ%_[Y_^Y_(’)XV)Y_jkdg)h)gV ‘abc‘abcntZ%utvs d) f]\%[] [) U)_WYXndw ks dw kntZ%auxyzs dw kntZ%auxyus cX’{Y_V%_ k) U)_WYXY_ cX’{Y_V%_ d% f)’‘abc lmnop q‘rs |d%e‘abc^)_)V vd%e‘abc^)_) }%’ UXg‘abc # $%&’()*+, -,.+/01/2345.674789:;575.<:=6

G@585:HI:8:JK9 3456789:;54LM =NK4?79>7I8KI7697:?7OP?QROSQTUVWXYUZTX[\]^\WX[_‘ ab cdef gX^Th[i] jiifVZ\W\gWX]hefi[k[leV_‘mnocd /0!## &#**#!#!#, (## &’(# )) 12 ! / 1’#!’ &’(#’ &)## $((# &!#, & ((##’#### - <5 =>:?8:85@ 3456789:;54 )EF )D )F ) ) ) ! # $#%# &’(#!#)#) !%# &’#*# &#**#’+#(,-!### # ***.!## A -*BC A -*BC

%&! ’(! )**+ ,-*./011234056 7898:0;</=01123405> 7898? [cd eQf OPQRRSTUQV KLACMKLACN GH ’I JH # KLABL KLAKAWM o ’b cgO eQf P[QRRSTUQV E!b KACW@ACB ^_ ‘#$a ’b KABK KAKAW@ p>qr:s XAW@YPZ[Z\]BAWMYOP\ DEF ’ %_ WWAACCBBXACjk Eh i!EF ’ ! # %n WACBXACjk Eh i!EF ’ @ABC %EF ’ _ Dl#EF ’mm ! $ %EF ’ _ Dl#EF ’@ABC tuvwxyzvw{|u}~|u} zv~u}u{w{u~wuu}{}zvwzvwv{uvvw~w{w~zvwv{uwzvwvuvuw{wwvw|u}zwz}~w}z}uzwz{vuwz}~w}}wzvu}w~}{u}vw}~~w~zv}~ wvw{~u~ww~uwzz~zv~u~{|~wzvz}w{v{ z~||w}|}uwwvzv~u{uu{w{w~w{{wwv~uzvwv{¡¢£⁄¢⁄¢⁄⁄{vzv~uuzvwv¡

=>?@ABC@DEF G?ACHFIEBI?CD?@JKE>JL>>F@A?DHMAF>ENO?JAF@J %EBKC?I COEDJFNQ%; ;#FKNCJA?I?ENQ %; ; FLRICJIENR STUUTV WXYZ[Z\]^_CNF GCEMCFLEJ?FFEP %C@B EAGC@JBKQ %; ; %# $# % , $% ,# , # , ;# $ % , % .:5.:5671 2+8 2.)5671 2+8 2<8/8<8/8 <+ 28 ! ! ! ! &’()**+-./01++ 29 29 2 34+ ‘a